UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 20, 2013

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Our Previous Accounting Firm
     On June 20, 2013, we notified our independent registered public accounting firm, Ernst & Young LLP, of our decision to dismiss Ernst & Young as our independent registered public accounting firm effective that date. The decision to change accounting firms was approved by our Audit Committee.

     The report of Ernst & Young on our financial statements for the years ended March 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended March 31, 2013 and 2012, and through the date of Ernst & Young’s dismissal, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with their reports on our financial statements for such periods. There were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended March 31, 2013 and 2012, or the subsequent period through the date of Ernst & Young’s dismissal.

     Ernst & Young’s letter to the Securities and Exchange Commission stating whether it agrees with the statements in the above paragraphs is filed as Exhibit 16 to this Current Report on Form 8-K.

Our New Accounting Firm
     On June 20, 2013, we engaged Grant Thornton LLP as our new independent registered public accounting firm, effective immediately. The decision was approved by our Audit Committee. During the years ended March 31, 2013 and 2012, and through the date of Grant Thornton’s engagement, we did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Reasons for the Change
     In making the change in our independent registered public accounting firm, we considered a number of factors, including lower estimated audit fees for the fiscal year ending March 31, 2014 and subsequent years. We also considered the governance value of audit firm rotation, as Ernst & Young has audited our financial statements for 13 consecutive fiscal years.

     We plan to request shareholder ratification of the engagement of Grant Thornton at our 2013 Annual Meeting of Shareholders. We will include our Board of Director’s recommendation and required information in the Proxy Statement for our 2013 Annual Meeting of Shareholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date June 24, 2013	NVE CORPORATION (Registrant) /s/ CURT A. REYNDERS Curt A. Reynders Chief Financial Officer

INDEX TO EXHIBITS
Exhibit #	Description

16	Letter from Ernst & Young LLP dated June 24, 2013.